ITEM 77: ATTACHMENTS

SUB-ITEM 77O: Transactions effected pursuant to Rule 10f-3

Fund: JNL/BlackRock Global Allocation Fund
Security: The Goldman Sachs Group, Inc.
Date of Purchase: 3/22/2017
Amount of Purchase: $9,676,000
Purchase price: $99.931
Purchased from: Goldman, Sachs & Co.
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: AerCap Ireland Capital DAC/AerCap Global Aviation Trust
Date of Purchase: 1/23/2017
Amount of Purchase: $2,491,900
Purchase price: $99.676
Purchased from: J.P. Morgan Securities LLC
Affiliated Underwriter: Goldman, Sachs & Co.

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: AT&T INC
Date of Purchase: 1/31/2017
Amount of Purchase: $4,647,210
Purchase price: $99.94
Purchased from: Citigroup Global Markets Inc.
Affiliated Underwriter: Goldman, Sachs & Co.

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: Broadcom Corp/Broadcom Cayman Finance Ltd
Date of Purchase: 1/11/2017
Amount of Purchase: $2,489,800
Purchase price: $99.592
Purchased from: Merrill Lynch, Pierce, Fenner & Smith Incorporated Affiliated Underwriter: Goldman, Sachs & Co.

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: Broadcom Corp/Broadcom Cayman Finance Ltd
Date of Purchase: 1/11/2017
Amount of Purchase: $2,946,932
Purchase price: $99.896
Purchased from: Credit Suisse Securities (USA) LLC
Affiliated Underwriter: Goldman, Sachs & Co.

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: Broadcom Corp/Broadcom Cayman Finance Ltd
Date of Purchase: 1/11/2017
Amount of Purchase: $2,737,845
Purchase price: $99.558
Purchased from: Deutsche Bank Securities Inc.
Affiliated Underwriter: Goldman, Sachs & Co.

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: Charles Schwab Corp
Date of Purchase: 2/27/2017
Amount of Purchase: $1,272,947.25
Purchase price: $99.839
Purchased from: Citigroup Global Markets Inc.
Affiliated Underwriter: Goldman, Sachs & Co.

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: Everett Spinco Inc
Date of Purchase: 3/13/2017
Amount of Purchase: $1,542,591
Purchase price: 99.522
Purchased from: Merrill Lynch, Pierce, Fenner & Smith Incorporated Affiliated Underwriter: Goldman, Sachs & Co.

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: ING Groep NV
Date of Purchase: 3/21/2017
Amount of Purchase: $798,456
Purchase price: $99.807
Purchased from: J.P. Morgan Securities LLC
Affiliated Underwriter: Goldman, Sachs & Co.

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: Microsoft Corp
Date of Purchase: 1/30/2017
Amount of Purchase: $897,579
Purchase price: $99.73
Purchased from: HSBC Securities (USA) Inc.
Affiliated Underwriter: Goldman, Sachs & Co.

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: Park Aerospace Holdings Ltd
Date of Purchase: 1/20/2017
Amount of Purchase: $400,000
Purchase price: $100.00
Purchased from: UBS Securities LLC
Affiliated Underwriter: Goldman, Sachs & Co.

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: Park Aerospace Holdings Ltd
Date of Purchase: 1/20/2017
Amount of Purchase: $800,000
Purchase price: $100.00
Purchased from: UBS Securities LLC
Affiliated Underwriter: Goldman, Sachs & Co.

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: Telefonica Emisiones SAU
Date of Purchase: 3/1/2017
Amount of Purchase: $1,700,000
Purchase price: $100.00
Purchased from: Credit Suisse Securities (USA) LLC
Affiliated Underwriter: Goldman, Sachs & Co.

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: Valeant Pharmaceuticals International Inc
Date of Purchase: 3/9/2017
Amount of Purchase: $900,000
Purchase price: $100.00
Purchased from: Barclays Capital Inc.
Affiliated Underwriter: Goldman, Sachs & Co.

Fund: JNL/Goldman Sachs Emerging Markets Debt Fund
Security: Akbank TAS
Date of Purchase: 3/8/2017
Amount of Purchase: $1,260,000
Purchase price: $100.00
Purchased from: Citigroup Global Markets Inc.
Affiliated Underwriter: Goldman, Sachs & Co.

Fund: JNL/Goldman Sachs Mid Cap Value Fund
Security: Ardagh Group SA
Date of Purchase: 3/15/2017
Amount of Purchase: $1,040,801
Purchase price: $19.00
Purchased from: Citigroup Global Markets Inc.
Affiliated Underwriter: Goldman, Sachs & Co.

Fund: JNL/Goldman Sachs Mid Cap Value Fund
Security: Jagged Peak Energy Inc
Date of Purchase: 1/27/2017
Amount of Purchase: $214,575
Purchase price: $15.00
Purchased from: Citigroup Global Markets Inc.
Affiliated Underwriter: Goldman, Sachs & Co.

Fund: JNL/Goldman Sachs Mid Cap Value Fund
Security: JELD-WEN Holding Inc
Date of Purchase: 1/27/2017
Amount of Purchase: $386,837
Purchase price: $23.00
Purchased from: Citigroup Global Markets Inc.
Affiliated Underwriter: Goldman, Sachs & Co.

Fund: JNL/Goldman Sachs Mid Cap Value Fund
Security: Patterson-UTI Energy Inc.
Date of Purchase: 1/24/2017
Amount of Purchase: $910,038.69
Purchase price: $26.45
Purchased from: Merrill Lynch, Pierce, Fenner & Smith Incorporated Affiliated Underwriter: Goldman, Sachs & Co.

Fund: JNL/Goldman Sachs Mid Cap Value Fund
Security: WPX Energy Inc.
Date of Purchase: 1/13/2017
Amount of Purchase: $1,255,540.75
Purchase price: $13.35
Purchased from: Credit Suisse Securities (USA) LLC
Affiliated Underwriter: Goldman, Sachs & Co.

Fund: JNL/Goldman Sachs U.S. Equity Flex Fund
Security: Atwood Oceanics Inc.
Date of Purchase: 1/10/2017
Amount of Purchase: $915,000
Purchase price: $12.20
Purchased from: Barclays Capital Inc.
Affiliated Underwriter: Goldman, Sachs & Co.

Fund: JNL/Morgan Stanley Mid Cap Growth Fund
Security: Snap Inc.
Date of Purchase: 3/2/2017
Amount of Purchase: 774,231
Purchase price: $17.00
Purchased from: Goldman, Sachs & Co.
Affiliated Underwriter: Morgan Stanley & Co. LLC

Fund: JNL Multi-Manager Small Cap Value Fund
Security: Horizon Global Corp
Date of Purchase: 1/27/2017
Amount of Purchase: $493,839
Purchase price: $18.50
Purchased from: Wells Fargo Securities LLC
Affiliated Underwriter: Roth Capital Partners, LLC

Fund: JNL/BlackRock Global Allocation Fund
Security: The Sherwin-Williams Company
Date of Purchase: 5/2/2017
Amount of Purchase: $1,070,000
Purchase price: $99.938
Purchased from: Citigroup Global Markets Inc.
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Allocation Fund
Security: The Sherwin-Williams Company
Date of Purchase: 5/2/2017
Amount of Purchase: $1,850,000
Purchase price: $99.997
Purchased from: Citigroup Global Markets Inc.
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/Boston Partners Global Long Short Equity Fund
Security: Floor & Decor Holdings Inc
Date of Purchase: 4/27/2017
Amount of Purchase: $31,920
Purchase price: $21.00
Purchased from: Barclays Capital Inc.
Affiliated Underwriter: Houlihan Lokey

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: Brighthouse Financial Inc
Date of Purchase:6/15/2017
Amount of Purchase: $1,423,817.25
Purchase price: $99.917
Purchased from: J.P. Morgan Securities LLC
Affiliated Underwriter: Goldman Sachs & Co. LLC

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: Enel Finance International NV
Date of Purchase: 5/22/2017
Amount of Purchase: $2,866,375
Purchase price: $99.70
Purchased from: J.P. Morgan Securities LLC
Affiliated Underwriter: Goldman Sachs & Co. LLC

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: Nokia OYJ
Date of Purchase: 6/5/2017
Amount of Purchase: $697,137
Purchase price: $99.591
Purchased from: Citigroup Global Markets Inc.
Affiliated Underwriter: Goldman Sachs & Co. LLC

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: QUALCOMM Inc
Date of Purchase: 5/19/2017
Amount of Purchase: $1,497,585
Purchase price: $99.839
Purchased from: J.P. Morgan Securities LLC
Affiliated Underwriter: Goldman Sachs & Co. LLC

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: QUALCOMM Inc
Date of Purchase: 5/19/2017
Amount of Purchase: $1,371,397.50
Purchase price: $99.738
Purchased from: J.P. Morgan Securities LLC
Affiliated Underwriter: Goldman Sachs & Co. LLC

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: QUALCOMM Inc
Date of Purchase: 5/19/2017
Amount of Purchase: $1,570,464
Purchase price: $99.712
Purchased from: J.P. Morgan Securities LLC
Affiliated Underwriter: Goldman Sachs & Co. LLC

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: UniCredit SpA
Date of Purchase: 4/5/2017
Amount of Purchase: $3,955,641.75
Purchase price: $99.513
Purchased from: Citigroup Global Markets Inc.
Affiliated Underwriter: Goldman Sachs & Co. LLC

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: UniCredit SpA
Date of Purchase: 4/5/2017
Amount of Purchase: $2,204,641.25
Purchase price: $99.085
Purchased from: Citigroup Global Markets Inc.
Affiliated Underwriter: Goldman Sachs & Co. LLC

Fund: JNL/Goldman Sachs Emerging Markets Debt Fund
Security: Anglo American Capital PLC
Date of Purchase: 4/3/2017
Amount of Purchase: $200,000
Purchase price: $100.00
Purchased from: Citigroup Global Markets Inc.
Affiliated Underwriter: Goldman Sachs & Co. LLC

Fund: JNL/Goldman Sachs Emerging Markets Debt Fund
Security: Banco Macro SA
Date of Purchase: 5/3/2017
Amount of Purchase: $1,070,820
Purchase price: $100.00
Purchased from: Merrill Lynch, Pierce, Fenner & Smith Incorporated Affiliated Underwriter: Goldman Sachs & Co. LLC

Fund: JNL/Goldman Sachs Emerging Markets Debt Fund
Security: Borets Finance DAC
Date of Purchase: 4/4/2017
Amount of Purchase: $200,000
Purchase price: $100.00
Purchased from: HSBC Securities (USA) Inc.
Affiliated Underwriter: Goldman Sachs & Co. LLC

Fund: JNL/Goldman Sachs Emerging Markets Debt Fund
Security: Celeo Redes Operacion Chile SA
Date of Purchase: 5/4/2017
Amount of Purchase: $209,981
Purchase price: $99.991
Purchased from: J.P. Morgan Securities LLC
Affiliated Underwriter: Goldman Sachs & Co. LLC

Fund: JNL/Goldman Sachs Emerging Markets Debt Fund
Security: State Grid Overseas Investment 2016 Ltd
Date of Purchase: 4/26/2017
Amount of Purchase: $269,840.69
Purchase price: $99.941
Purchased from: Citigroup Global Markets Inc.
Affiliated Underwriter: Goldman Sachs & Co. LLC

Fund: JNL/Goldman Sachs Emerging Markets Debt Fund
Security: Yapi ve Kredi Bankasi AS
Date of Purchase: 6/14/2017
Amount of Purchase: $760,000
Purchase price: $100.00
Purchased from: BNP Paribas
Affiliated Underwriter: Goldman Sachs & Co. LLC

Fund: JNL/Goldman Sachs Emerging Markets Debt Fund
Security: Zenith Bank PLC
Date of Purchase: 5/22/2017
Amount of Purchase: $450,000
Purchase price: $100.00
Purchased from: Citigroup Global Markets Inc.
Affiliated Underwriter: Goldman Sachs & Co. LLC

Fund: JNL Multi-Manager Small Cap Growth Fund
Security: SiteOne Landscape Supply Inc.
Date of Purchase: 4/26/2017
Amount of Purchase: $740,477.50
Purchase price: $46.72
Purchased from: Deutsche Bank Securities Inc.
Affiliated Underwriter: RBC Capital Markets

For all transactions listed, the determination described in paragraph
(b)(10)(iii) of Rule 10f-3 was made based on the following information: the securities to be purchased were part of an issue registered under the Securities Act of 1933 that is being offered to the public, eligible municipal securities, securities sold in an eligible foreign offering, or securities sold in an eligible Rule 144A offering; the securities were purchased prior to the end of the first day on which any sales are made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer), and if the securities were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated; if the securities purchased were part of an issue registered under the Securities Act of 1933 that was offered to the public or was purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities was in continuous operation for not less than three years, including the operations of any predecessors; the securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchased any of the securities; the commission, spread or profit received by the principal underwriters was reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time; and the amount of securities of any class of such issue to be purchased by the investment company, or by two or more investment companies having the same investment adviser, did not exceed: if purchased in an offering other than an eligible Rule 144A offering, 25 percent of the principal amount of the offering of such class, or if purchased in an eligible Rule 144A offering, 25 percent of the total of: the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, plus the principal amount of the offering of such class in any concurrent public offering.